UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 3, 2017

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01	Other Events.

On January 3, 2017, APX Group Holdings, Inc. (the “Company” or “Vivint”) announced the introduction of the “Vivint Flex Pay” plan. Under the Vivint Flex Pay plan, the Company will (i) launch a program (the “Consumer Financing Program”) pursuant to which it will offer to its qualified customers an opportunity to finance the purchase of products (the “Products”) used in connection with Vivint’s smart home and security services and (ii) offer retail installment contracts (“RICs”) with respect to the Products to certain of its customers who will not qualify for the Consumer Financing Program. Under the Vivint Flex Pay plan, customers will pay separately for the Products and Vivint’s smart home and security services.

Under the Consumer Financing Program, qualified customers will be eligible for installment loans provided by a third party financing provider of up to $4,000 for either 42 or 60 months. In connection with the Consumer Financing Program, a subsidiary of the Company entered into an agreement (the “CFP Agreement”) with Citizens Bank, N.A. (“Citizens”) pursuant to which Citizens will be the exclusive provider of installment loans under the Consumer Financing Program for Vivint’s customers who are eligible for such loans. Pursuant to the CFP Agreement, Vivint will pay a monthly fee to Citizens based on the average daily balance of the loans provided by Citizens outstanding and Citizens and Vivint will share liability for credit losses, with Vivint being responsible for approximately 5% to 100% of lost principal balances, depending on factors specified in the CFP Agreement. The initial term of the CFP Agreement is five years, subject to automatic, one-year renewals unless terminated by either party in accordance with its terms.

Vivint will initially offer RICs to certain customers who do not qualify to participate in the Consumer Financing Program, but qualify under Vivint’s historical underwriting criteria, and may establish credit programs either directly or through an affiliate or pursuant to an agreement with a third party to provide installment loans or similar products to such customers.

Alternatively, customers will be able to purchase the Products with cash or credit card.

Vivint expects to begin offering RICs and loans under the Consumer Financing Program in the first quarter of fiscal 2017.

Vivint has historically acquired the Products with its own balance sheet capital and recovered its investment from fees earned over the life of customers’ service contracts. Fees under renewed service contracts were historically substantially similar to those under the original service contract. Because the Vivint Flex Pay plan separates payments for the Products from payments for Vivint’s smart home and security services, under the Vivint Flex Pay plan, following the expiration of the term of customers’ installment loans or RICs, annual revenues will primarily be limited to fees from smart home and security service contracts.

There can be no assurance that the Vivint Flex Pay plan will be successful. If the Vivint Flex Pay plan is not favorably received by Vivint’s customers or is otherwise not performing as intended by Vivint, it could have an adverse effect on Vivint’s business, subscriber growth rate, financial condition and results of operations. In addition, reductions in consumer lending and/or the availability of consumer credit under the Vivint Flex Pay plan could limit the number of customers with the financial means to purchase the Products and thus limit the number of customers who are able to subscribe to Vivint’s smart home and security services. There is no assurance that Citizens or other companies will continue to provide customers with access to credit or that credit limits under such arrangements will be sufficient. Such restrictions or limitations on the availability of consumer credit or unfavorable reception of the Vivint Flex Pay plan by potential customers could have a material adverse impact on the Company’s business, results of operations, financial condition and cash flows.

On January 3, 2017, the Company issued a press release announcing the introduction of the Vivint Flex Pay plan. The press release is filed as Exhibit 99.1 hereto.

This Current Report on Form 8-K and the press release filed as Exhibit 99.1 hereto include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, the Company’s expectations with respect to the Vivint Flex Pay plan and associated financing arrangements. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in this report and in the “Risk Factors” section of the Company’s annual report on form 10-K for the year ended December 31, 2015, filed with the Securities Exchange Commission (SEC), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available on the SEC’s website at www.sec.gov, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by the Company’s competitors;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components; and

•	the impact to the Company’s business, results of operations, financial condition and customer experience of the Vivint Flex Pay plan.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and the press release are more fully described in the “Risk Factors” section of the Company’s annual report filed on Form 10-K for the year ended December 31, 2015 as such factors may be updated from time to time in the Company’s periodic filings with the SEC. The risks described in “Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible for the

Company to predict all such risk factors, nor can the Company assess the impact of all such risk factors on the Company’s business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by APX Group Holdings, Inc., dated January 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Shawn J. Lindquist

Name:	Shawn J. Lindquist
Title:	Chief Legal Officer

Date: January 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by APX Group Holdings, Inc., dated January 3, 2017.